2026 Annual Shareholders Meeting February 11, 2026

Forward Looking Statements This presentation contains statements about future events that constitute forward - looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward - looking statements may be identified by reference to a future period or periods, or by the use of forward - looking terminology, such as “may,” “will,” “believe,” “expect,” or similar terms or variations on those terms, or the negative of th ose terms. Forward - looking statements are subject to numerous risks and uncertainties, including, but not limited to, those risks previously disclosed in the Company’s filings with the SEC, general economic conditions, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, and market acceptance of the Company’s pricing, products and services, and with respect to the loans extended by the Bank and real estate owned, the following: risks related to the economic environment in the market areas in which the Bank operates, particularly with respect to the real estate market in New Jersey; the risk that the value of the real estate securing these loa ns may decline in value; and the risk that significant expense may be incurred by the Company in connection with the resolution of non - performing loans. The Company wishes to caution readers not to place undue reliance on any such forward - looking statements, which speak only as of the date made. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2

Magyar Bancorp, Inc. Overview ▪ Magyar Bank, a New Jersey chartered savings bank originally founded in 1922, is the wholly owned subsidiary of Magyar Bancorp, Inc. ▪ Magyar Bancorp, Inc., trades on NASDAQ under the symbol MGYR. ▪ As of December 31, 2025, we had $1.045 billion in total assets, $876 million in loans, $859 million in deposits and $122 million in stockholders’ equity. ▪ Magyar Bank conducts its business from its main office in New Brunswick and six additional branch offices located in North Brunswick, South Brunswick, Branchburg, Martinsville and two in Edison, New Jersey. 3

4 Magyar Bank Branch Locations

Deposits by Branch Totals exclude brokered deposits . $346 $127 $103 $42 $73 $42 $86 $362 $127 $104 $48 $59 $31 $65 $0 $50 $100 $150 $200 $250 $300 $350 $400 Total Deposits By Branch Total Deposits - 12/31/24 Total Deposits - 12/31/25

2025 Highlights ▪ Record earnings of $9.8 million, 25% increase from 2024 ▪ 40% increase in MGYR stock price from September 30, 2024 to September 30, 2025 ▪ 10% Loan Growth ▪ Earnings Per Share increased to $1.56 from $1.23 ▪ Completion of second share repurchase program in May 2025, authorized third share repurchase program for additional 5% ▪ Increased quarterly dividend to $.10 in January 2026 6

2025 Highlights ▪ Recognized as 5 - star Bank by Bauer Financial ▪ This is the highest rating given by Bauer ▪ Named to 2025 KBW Honor Roll ▪ Second consecutive year being named ▪ Recognizes high performing banks with the strongest and/or most consistent earnings growth over the past decade 7

Financial Highlights 8

Asset Trend $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 Dollars in Millions Loans Investments & Cash Other $998 $774 $907 $799 $1,045 9 $952

Loan Composition $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 9/30/21 9/30/22 9/30/23 9/30/24 9/30/25 12/31/25 Dollars in Millions 1-4 Family Residential Commercial Real Estate (CRE) Construction Commercial/Business Home Equity Loans and Lines of Credit Other 10 $780 $629 $876 $594 $857 $698

Additional CRE Detail 23.8% 20.0% 17.5% 14.2% 10.5% 8.0% 6.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Percentage of CRE Loans Dollars in Thousands Owner Occupied - 43.7% Non-Owner Occupied - 56.3% % of CRE Loans 11 CRE Ratio – 273% As of 12/31/25

FY 2025 Loan Origination Residential/Home Equity 20% Construction 4% SBA 10% Commercial RE 60% Commercial 6% 12 $163 M illion Total

Non - Performing Assets/Assets 0.00% 0.50% 1.00% 1.50% 2.00% 9/30/21 9/30/22 9/30/23 9/30/24 9/30/25 12/31/25 Non-Performing Loans Other Real Estate Owned 0.03% 13 0.26% 0.60% 0.39% 1.14% 0.42%

Deposit Composition $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 9/30/21 9/30/22 9/30/23 9/30/24 9/30/25 12/31/25 Dollars in Millions CDs (inc. IRA) Savings Accounts Money Market Accounts Checking 14 $859 $640 $668 $755 $797 $814

Lower Interest Rates Led to Lower Funding Costs 5.59% 5.68% 5.74% 5.91% 5.90% 3.05% 3.02% 3.02% 3.10% 2.96% 4.33% 4.33% 4.33% 4.09% 3.64% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 Yield on interest earning assets Cost of interest bearing funding Effective Federal Funds Rate 15

Quarterly Net Interest Margin 3.08% 3.22% 3.27% 3.35% 3.47% 3.59% 3.09% 3.12% 3.13% 3.26% 3.31% 3.45% 3.00% 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 MGYR Net Interest Margin Average NIM - Peer Group 16 Peer Group – Mid Atlantic Banks with Assets $800M - $1.2B Source: S&P Capital IQ

Net Income 17 $6,120 $7,919 $7,709 $7,783 $9,760 $3,136 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 FY21 FY22 FY23 FY24 FY25 Q126 Dollars in Thousands

Earnings Per Share $1.01 $1.17 $1.20 $1.23 $1.56 $0.50 4,000,000 4,500,000 5,000,000 5,500,000 6,000,000 6,500,000 7,000,000 7,500,000 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 FY21 FY22 FY23 FY24 FY25 Q126 Number of Shares Earnings Per Share EPS (Diluted) Shares Outstanding 18

Book Value Per Share 19 $14.60 $15.70 $16.98 $18.34 $18.79 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 9/30/22 9/30/23 9/30/24 9/30/25 12/31/25

Stock Price Performance 20

MGYR LTM Stock Performance 21 KRX MGYR Stock price on 2/6/2026 - $18.40 26. 3% 9.9% (30%) (25%) (20%) (15%) (10%) (5%) 0% 5% 10% 15% 20% 25% 30% 2/6/25 3/30/25 5/21/25 7/12/25 9/2/25 10/24/25 12/15/25 2/5/26

MGYR Stock Performance Since IPO 22 MGYR Stock price on 2/6/2026 - $18.40 Second Step IPO Date of 7/15/2021 at $10.00 per share. 84% 6.00 8.00 10.00 12.00 14.00 16.00 18.00 20.00 25 50 75 Price ($) Volume (shares 000's) Vol Price

Fiscal Year 2026 Outlook 23

Fiscal Year 2026 Outlook • Manage interest rate risk • IT Cybersecurity • Continued focus on non - interest expenses – Edison Inman Avenue office move expected to produce significant cost savings – Utilize technology to achieve more efficient branches • Evaluate additional branch locations based on marketing opportunities 24

Fiscal Year 2026 Outlook • Enhance shareholder value – Stock buyback – Increased quarterly dividend by 25% • Continued emphasis on community banking strategy to grow the business – Identify quality residential and commercial lending opportunities – Focused on relationship banking, not just transactions • Continued NIM expansion through controlled cost of funding and commercial loan repricing 25

Questions? 26